PROPRIETARY RIGHTS ASSIGNMENT

         WHEREAS, RDF ACQUISITION CORP. ("Purchaser") has this day acquired all of the assets of RUE DE FRANCE, INC. (the "Company"); and

         WHEREAS, the undersigned, Pamela F. Kelley (the "Assignor"), is a principal shareholder of the Company and its president; and

         WHEREAS, Assignor has agreed to execute this Proprietary Rights Assignment to induce Purchaser to purchase the assets of the Company.

         NOW, THEREFORE, for One ($1.00) Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor does hereby assign and agree with Purchaser as follows:

         1. ASSIGNMENT. Assignor does hereby assign to Purchaser Assignor's entire right, title and interest in and to all Proprietary Property and Documents (collectively, "Proprietary Rights") as such terms are hereinafter defined.

         2. CONSENT TO USE OF NAME AND PHOTOGRAPH. Assignor does hereby further grant to Purchaser the right to use in perpetuity her name and photograph in connection with a "Dear Friends" or similar letter in the Rue de France catalog, website or advertisement or other media in connection with the promotion of the business of the Purchaser as currently appearing in the Rue de France "Summer 2000" catalog. If the Purchaser shall desire to change the photograph or copy (other than changes to reflect changes in the description of products or their location in the catalog or other minor changes not of a substantive nature), then such proposed changes shall be submitted to the Assignor in writing, if Assignor is then living, for Assignor's approval, which approval will not be unreasonably withheld. If the Assignor fails to object to any such proposed change in writing within ten (10) days after the same is submitted to Assignor, then such proposed change shall be deemed approved. All proposed changes shall be personally delivered to Assignor or mailed to Assignor at 20 Willow Street, Newport, Rhode Island 02840 or at such other address as Assignor may from time to time submit to Purchaser in writing.

         3. GENERAL. The Assignor agrees that any and all Documents made or kept by Assignor of work performed by Assignor in connection with the business of the Company or which are otherwise in Assignor's possession and relate or pertain to the business of the Company, its customers or their respective Affiliates (as hereinafter defined), shall be and are the sole and exclusive property of the Company and have been assigned to and have become the sole and exclusive property of the Purchaser. The Assignor represents that she has delivered all Documents to the Purchaser at the Company's place of business and will not take with Assignor any Documents or reproductions thereof except as may be necessary for her to perform her duties under the employment agreement between her and the Purchaser dated the date hereof.

         The Assignor acknowledges and agrees that the Proprietary Rights are the exclusive and valuable property of the Purchaser, its customers, suppliers or their respective Affiliates, as the case may be, and the Assignor shall neither have, nor claim to have, any right, title or interest therein or thereto. All opportunities relating to the Proprietary Rights whether or not involving


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third parties shall belong to the Purchaser, its customers, suppliers or their respective Affiliates, as the case may be.

         Any and all Proprietary Property shall be deemed to have been work specifically ordered or commissioned by the Company and assigned to the Purchaser and each such work shall be considered a "work made for hire" within the meaning of 17 U.S.C. ss.101 of the United States Copyright Act, if applicable, and all rights to such work shall belong entirely to the Purchaser. The Assignor shall from time to time upon the request of the Purchaser (and at the Purchaser's expense) promptly execute and deliver to the Purchaser, its customers, suppliers or their respective Affiliates, as the case may be, any instruments necessary to effect the irrevocable assignment of all of Assignor's right, title and interest, including inventor, copyright and author rights, in such works to the Purchaser, its customers, suppliers or their respective Affiliates, as the case may be, and for the Purchaser, its customers, suppliers or their respective Affiliates, as the case may be, to obtain proprietary rights in connection therewith.

         The Assignor represents that Assignor has communicated and fully disclosed to the Purchaser any and all Proprietary Property made or conceived by Assignor prior to the date hereof.

         The Assignor shall assist the Purchaser in every proper way upon request (and at the Purchaser's expense) to obtain for its benefit patents, copyrights, trade names, trademarks, service names, service marks and domain names for any and all Proprietary Rights in the United States and all foreign countries. All such patents, copyrights, trade names, trademarks, service names, service marks, domain names and any registrations and applications therefor are to be, and remain, the exclusive property of the Purchaser and the Assignor agrees that Assignor will, whenever so requested by the Purchaser or its duly authorized agent, make, execute and deliver to the Purchaser its Affiliates, successors, assigns, or nominees, without charge for Assignor's time (it being agreed that any out-of-pocket expenses will be borne or reimbursed by the Purchaser), any and all applications, assignments and all other instruments which the Purchaser or its Affiliates shall deem necessary or appropriate in order to apply for and obtain such patents, copyrights, trade names, trademarks, service names, service marks and domain names or in order to assign and convey to the Purchaser or its Affiliates, their successors, assigns or nominees, the sole and exclusive right, title and interest therein and thereto.

         Assignor acknowledges that the violation by Assignor of any of the foregoing covenants could not reasonably or adequately be compensated by damages in an action at law. Therefore, in addition to any other remedies or sanctions provided by law, and without limiting the right of the Purchaser, its Affiliates or any of their successors or assigns to pursue all other or legal and equitable rights available to them, the Purchaser and its Affiliates shall have the right to compel specific performance hereof by the Assignor, and, in furtherance thereof, to apply to any court with jurisdiction over the Assignor to enforce the provisions hereof.

         The Purchaser may assign its rights hereunder to any third party. Upon any such assignment by the Purchaser, the term "Purchaser" as used herein shall be deemed to include any such assignee of the Purchaser, and the assignee shall have the right to enforce all of the Purchaser's rights and remedies hereunder in its own name as if a party hereto in the place and stead of the Purchaser.

         This Assignment shall be binding upon the Assignor and Assignor's respective successors-in-interest, heirs and personal representatives.


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


         This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its conflict of laws rules.

         Assignor agrees to execute and deliver without further compensation, such other agreements, instruments, documents, certificates, affidavits or other writings as the Purchaser may reasonably require to more fully vest in the Purchaser all rights to the Proprietary Rights.

         For purposes of this Assignment the following definitions shall apply:

               i) "Affiliates" shall mean an affiliate or associate as those terms are defined by the Rules and Regulations promulgated under the Securities Act of 1933, as amended;

               ii) "Documents" means any and all: (i) books, textbooks, letters, pamphlets, drafts, memoranda, notes, records, drawings, files, documents, manuals, compilations of information, correspondence or other writings of any kind and all copies, abstracts and summaries of any of the foregoing which relate to any aspect of the business of the Company, and (ii) computer programs and software created, developed or enhanced by the Assignor or in Assignor's possession which relate to any aspect of the business of the Company, whether embodied in a computer disc, print-out or other format;

               iii) "Proprietary Property" means all tangible and intangible property either made, conceived or developed, in whole or in part, by the Assignor which relates or pertains to any aspect of the business of the Company or its customers, suppliers or their respective Affiliates whether as an officer, director, employee, consultant, independent contractor or otherwise or owned by, or licensed to, the Company or its customers, suppliers or their respective Affiliates, including, without limitation, discoveries, designs, methods, formulas, techniques, ideas, concepts, programs, computer software or hardware, data bases, specifications, documentation, algorithms, source codes, object codes, program listings, product platforms and architectures, screens, websites, formats, technology, know-how, inventions, research and development whether or not any of the foregoing is patentable, trademarkable or copyrightable and patents, copyrights, trademarks, trade names, service names, service marks, logos, domain names and designs and other proprietary rights and registrations and applications and the rights to apply therefor.

         IN WITNESS WHEREOF, the undersigned has executed this Assignment on the _____ day of April, 2000.

                                                  ------------------------------
                                                       PAMELA F.  KELLEY



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